Exhibit 10.01
AMENDMENT NUMBER TWO TO AMENDED AND RESTATED
CREDIT AGREEMENT
     This AMENDMENT NUMBER TWO TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of June 27, 2007, is entered into among Matrixx Initiatives, Inc., a Delaware corporation (“Parent”), Zicam, LLC, an Arizona limited liability company (“Zicam”) (Parent and Zicam are sometimes individually referred to herein as a “Borrower” and collectively referred to herein as “Borrowers”), on the one hand, and Comerica Bank, a Michigan banking corporation (“Bank”), on the other hand, with reference to the following facts:
     A. Parent and Zicam, on the one hand, and Bank, on the other hand, previously entered into that certain Amended and Restated Credit Agreement, dated as of September 27, 2005 (the “Original Agreement”) and that certain Amendment Number One to Amended and Restated Credit Agreement and Waiver, dated as of March 9, 2006 (the “First Amendment”, which together with the Original Agreement is collectively referred to hereinafter as the “Agreement”), which Agreement provides for, among other things, a revolving loan in the principal amount of up to Four Million Dollars ($4,000,000), which is being amended by this Amendment to increase such revolving loan to Eight Million Dollars ($8,000,000); and
     B. The parties desire to further amend the Agreement in accordance with the terms and conditions of this Amendment.
     NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:
     1. Incorporation of Recitals. The foregoing recitals are true and accurate and are hereby incorporated by this reference in their entirety as a material part of this Amendment.
     2. Defined Terms. All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Original Agreement.
     3. Amendments to Section 1.1.
          (a) The following definitions set forth in Section 1.1 of the Original Agreement are hereby amended in their entirely as follows:
     “Base Lending Rate” means the variable per annum rate equal to the Base Rate minus the Base Lending Rate Margin.
     “Fees” means the Late Payment Fee, the Letter of Credit Fees, and the Unused Revolving Commitment Fee.
     “Note” means the Replacement Secured Promissory Note, dated as of June 27, 2007, executed by Borrowers, as Makers, to the order of Bank, as Payee, in the principal amount of Eight Million Dollars ($8,000,000).

     “Revolving Credit Commitment” means Eight Million Dollars ($8,000,000).
     “Revolving Loans Maturity Date” means July 2, 2009.
          (b) The following new definition is hereby added to Section 1.1 of the Original Agreement:
     “Unused Revolving Commitment Fee” has the meaning set forth in Section 4 of this Amendment.
     4. Amendment to Section 2.14. Section 2.14 of the Original Agreement is hereby amended and supplemented with a new subsection (c) as follows:
     (c) Borrowers shall pay to Bank on a quarterly basis an unused commitment fee (the “Unused Revolving Commitment Fee”) in an amount equal to one quarter of one percent (0.25%) per annum multiplied by the difference of the Revolving Credit Commitment minus the sum of (i) the average daily outstanding Revolving Loans during the prior quarter plus (ii) the average daily Letter of Credit Usage during the prior quarter. The Unused Commitment Fee shall begin to accrue on the date hereof and shall be due and payable, in arrears, on the first Business Day of each and every December, March, June and September, and the Revolving Loans Maturity Date. The Unused Commitment Fee shall be calculated on the basis of a year of three hundred sixty (360) days for the actual days elapsed. No Unused Revolving Commitment Fee will be payable for periods after the Revolving Loans Maturity Date, Notwithstanding the foregoing, no Unused Revolving Commitment Fee shall accrue or be payable for any quarter during which Borrowers shall have maintained, at all times during such quarter, a minimum balance of $1,250,000 in a money market account at Bank (the “Money Market Account”), which Money Market Account shall be opened by Borrowers concurrently with Borrowers’ execution of this Amendment.
     5. Replacement of Schedule 5.9. Schedule 5.9 of the Original Agreement is hereby amended in its entirety and replaced with the Schedule 5.9 attached to this Amendment and incorporated hereby.
     6. New Subsidiary. Borrowers shall cause its Subsidiary, Matrixx Oral Care, LLC, a Delaware limited liability company, to execute and deliver to Bank no later than July 16, 2007, a Guaranty and security agreement, in form and substance satisfactory to Bank.
     7. Representations and Warranties. In order to induce Bank to enter into this Amendment, Borrowers hereby represent and warrant to Bank that:
          (a) No Event of Default or Unmatured Event of Default has occurred and is continuing;

          (b) All of the representations and warranties set forth in the Agreement and the Loan Documents are true, complete and accurate in all respects (except for representations and warranties which are expressly stated to be true and correct as of the Closing Date); and
          (c) This Amendment has been duly executed and delivered by the Borrowers and Guarantor, and after giving effect to this Amendment, the Agreement and the Loan Documents continue to constitute the legal, valid and binding agreements and obligations of the Borrowers and Guarantor enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, and similar laws and equitable principles affecting the enforcement of creditors’ rights generally.
     8. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to and contingent upon the fulfillment of each and every one of the following conditions:
          (a) Bank shall have received this Amendment, duly executed by the Borrowers, together with the Consent of Guarantor attached hereto duly executed by the Guarantor;
          (b) Bank shall have received the Note (as defined in Section 3 above), duly executed by Borrower;
          (c) Borrowers shall have paid to Bank a commitment fee in the amount of $10,000.00, which shall be fully earned and nonrefundable;
          (d) Borrowers shall have opened the Money Market Account (as defined in Section 4 above) at Bank;
          (e) No Event of Default, Unmatured Event of Default or Material Adverse Effect shall have occurred and be continuing; and
          (f) All of the representations and warranties set forth herein, in the Loan Documents and in the Agreement shall be true, complete and accurate in all respects as of the date hereof (except for representations and warranties which are expressly stated to be true and correct as of the Closing Date).
     9. Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment, Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile shall also deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

     10. Integration. The Agreement as amended by this Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and thereof, and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof.
     11. Reaffirmation of the Agreement. The Agreement as amended hereby and the other Loan Documents remain in full force and effect.
[remainder of page intentionally left blank; signatures to follow]

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first hereinabove written.

MATRIXX INITIATIVES, INC., a Delaware corporation

By:	/s/ William J. Hemelt

Name:	WILLIAM J. HEMELT
Title:	EVP/CFO

ZICAM, LLC, an Arizona limited liability company

By:	/s/ William J. Hemelt

Name:	WILLIAM J. HEMELT
Title:	MANAGER/CFO

COMERICA BANK

By:	/s/ Chris Barone

Name:	Chris Barone
Title:	Commercial Banking Officer

S-1

Schedule 5.9
To
Credit Agreement
Subsidiaries
     1. Zicam, LLC, owned 100% by Matrixx Initiatives, Inc.
     2. Matrixx Oral Care, LLC, owned 100% by Matrixx Initiatives, Inc.

CONSENT OF GUARANTORS
     The undersigned, as “Guarantor” under a Continuing Guaranty, dated as of November 22, 2005 (“Guaranty”), executed in favor of Comerica Bank, a Michigan banking corporation (“Bank”), with respect to the obligations of Matrixx Initiatives, Inc., a Delaware corporation, and Zicam, LLC, an Arizona limited liability company (collectively, “Borrowers”) owing to Bank, hereby acknowledges receipt of a copy of the foregoing Amendment Number Two to Amended and Restated Credit Agreement, dated as of June 27, 2007, among Borrower and Bank, consents to the terms contained therein, and agrees that the Guaranty executed by the undersigned shall remain in full force and effect.
     Although Bank has informed the undersigned of the matters set forth above and the undersigned has acknowledged same, the undersigned understands and agrees that Bank has no duty under the Agreement, the Guaranty, or any other agreement between us to so notify the undersigned or to seek an acknowledgment, and nothing herein is intended to or shall create such a duty as to any advances or transactions hereafter.

ZICAM SWAB PRODUCTS, LLC, a Delaware limited liability company

By :	/s/ William Hemelt

Name:	William Hemelt
Title:	Manager